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ENTITY NAME                                                    STATE DBA
----------------------------------------------------------------------------------------------------------------
1021 CENTRAL EXPRESSWAY SOUTH, LTD.                             TX
----------------------------------------------------------------------------------------------------------------
1996 DALLAS/FORT WORTH OFFICE LIMITED PARTNERSHIP               TX
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1996 DALLAS/FORT WORTH RETAIL LIMITED PARTNERSHIP               TX
----------------------------------------------------------------------------------------------------------------
1996 DFW OFFICE, INC.                                           DE   TX-1996 DFW OFFICE I, INC.
----------------------------------------------------------------------------------------------------------------
1996 DFW RETAIL, INC.                                           DE   TX-1996 DFW RETAIL I, INC.
----------------------------------------------------------------------------------------------------------------
ACQUISITION CORP. OF THE ROCKIES, INC.                          CO
----------------------------------------------------------------------------------------------------------------
ALAMO QUARRY MARKET, LTD.                                       TX
----------------------------------------------------------------------------------------------------------------
ANDOVER PARK DEVELOPMENT, LTD.                                  TX
----------------------------------------------------------------------------------------------------------------
AUSTIN RETAIL INVESTMENT, INC.                                  DE
----------------------------------------------------------------------------------------------------------------
BLACKSTONE/TCDFW PARTNERS L.P.                                  TX
----------------------------------------------------------------------------------------------------------------
BLUE ROCK CONSTRUCTION, INC.                                    DE
----------------------------------------------------------------------------------------------------------------
BOLINGBROOK INDUSTRIAL I  LIMITED PARTNERSHIP                   DE
----------------------------------------------------------------------------------------------------------------
BURLESON-STASSNEY LAND II, LTD.                                 TX
----------------------------------------------------------------------------------------------------------------
BURLESON-STASSNEY LAND, LTD.                                    TX
----------------------------------------------------------------------------------------------------------------
CATMONTU INSURANCE COMPANY, LTD.                                *    Cayman Island
----------------------------------------------------------------------------------------------------------------
CEMENTVILLE, L.P.                                               TX
----------------------------------------------------------------------------------------------------------------
CH-NORTHWEST PLACE ONE, LTD.                                    TX
----------------------------------------------------------------------------------------------------------------
CH-NORTHWEST PLACE TWO, LTD.                                    TX
----------------------------------------------------------------------------------------------------------------
CH-NWP 2, INC.                                                  DE
----------------------------------------------------------------------------------------------------------------
CH-NWP, INC.                                                    DE
----------------------------------------------------------------------------------------------------------------
CH-YORKTOWN, INC.                                               DE
----------------------------------------------------------------------------------------------------------------
CHALLENGER CONSTRUCTION COMPANY                                 DE
----------------------------------------------------------------------------------------------------------------
COMMERCE EXECUTIVE VI, L.P.                                     TX
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COMSTACK, LTD.                                                  TX
----------------------------------------------------------------------------------------------------------------
CONSTRUCTION CORP. OF THE ROCKIES, INC.                         CO
----------------------------------------------------------------------------------------------------------------
CORVUS CONSTRUCTION SERVICES, INC.                              MO
----------------------------------------------------------------------------------------------------------------
COTP BOWIE, LTD.                                                TX
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

----------------------------------------------------------------------------------------------------------------
ENTITY NAME                                                    STATE DBA
----------------------------------------------------------------------------------------------------------------
CROW ATLANTA DEVELOPMENT-1996, INC.                             DE
----------------------------------------------------------------------------------------------------------------
CROW BROKERAGE COMPANY, INC.                                    MO   MO-TRAMMELL CROW BROKERAGE &
                                                                     MANAGEMENT GROUP
----------------------------------------------------------------------------------------------------------------
CROW CONSTRUCTION SERVICES, INC.                                DE   CA-NC CROW CONSTRUCTION SERVICES, INC.
----------------------------------------------------------------------------------------------------------------
CROW CONSTRUCTION, INC.                                         DE   TX-TCCT CROW CONSTRUCTION, INC.
----------------------------------------------------------------------------------------------------------------
CROW-677 DEVELOPMENT CORPORATION                                DE
----------------------------------------------------------------------------------------------------------------
DALLAS/FORT WORTH OFFICE REAL ESTATE INVESTMENTS #1 LIMITED
PARTNERSHIP                                                     TX
----------------------------------------------------------------------------------------------------------------
DALLAS/FORT WORTH OFFICE REAL ESTATE INVESTMENTS, INC.          DE
----------------------------------------------------------------------------------------------------------------
DALLAS/FORT WORTH REAL ESTATE INVESTMENTS #1 LIMITED
PARTNERSHIP                                                     TX
----------------------------------------------------------------------------------------------------------------
DALLAS/FORT WORTH REAL ESTATE INVESTMENTS, INC.                 DE
----------------------------------------------------------------------------------------------------------------
DEVELOPMENT CORP. OF THE ROCKIES II, INC.                       DE
----------------------------------------------------------------------------------------------------------------
DEVELOPMENT CORP. OF THE ROCKIES III, INC.                      DE
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DEVELOPMENT CORP. OF THE ROCKIES, INC.                          CO
----------------------------------------------------------------------------------------------------------------
DFW-BGP, INC.                                                   DE
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DRYCHESTER RETAIL, INC.                                         CO
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DRYCHESTER WADSWORTH, L.L.C.                                    CO
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ENVIRONMENTAL ASSET SERVICES, INC.                              DE   CA COUNTIES OF LOS ANGELES, ORANGE,
                                                                     RIVERSIDE, SAN BERNARDINO, SAN DIEGO,
                                                                     SANTA BARBARA, VENTURA--EASI
----------------------------------------------------------------------------------------------------------------
EXPO 2 PARTNERS, LTD.                                           TX
----------------------------------------------------------------------------------------------------------------
EXPO 3 PARTNERS, LTD.                                           TX
----------------------------------------------------------------------------------------------------------------
EXPO LAND, INC.                                                 DE
----------------------------------------------------------------------------------------------------------------
EXPO MANAGEMENT I, LLC                                          TX
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EXPO MANAGEMENT II, L.L.C.                                      TX
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EXPO PARTNERS I, LTD.                                           TX
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EXPO PARTNERS II, LTD.                                          TX
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FCC, LP                                                         TN
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FENTON INDUSTRIAL, INC.                                         DE
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FRC MANAGEMENT, INC.                                            DE
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

----------------------------------------------------------------------------------------------------------------
ENTITY NAME                                                    STATE DBA
----------------------------------------------------------------------------------------------------------------
FREESTANDING REAL ESTATE COMPANY                                DE
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GATEWAY PLAZA ASSOCIATES L.P.                                   DE
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GRAND PRAIRIE-BAXTER LIMITED PARTNERSHIP                        TX
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GRANDSTAND PARTNERS, LTD.                                       TX
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HEARTLAND/TRAMMELL CROW KENT PARTNERSHIP                        WA
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INSTRUMENTAL INVESTMENTS, LTD.                                  TX
----------------------------------------------------------------------------------------------------------------
KANSAS CITY REAL ESTATE BROKERAGE, INC.                         MO   KS-RE LICENSE AS TRAMMELL CROW COMPANY,
                                                                     MO-TRAMMELL CROW COMPANY
----------------------------------------------------------------------------------------------------------------
KINETIC GROUP LIMITED PARTNERSHIP f/k/a CW Synergistech, L.P.   TX
----------------------------------------------------------------------------------------------------------------
LAKE MICHIGAN ACQUISITIONS, INC.                                DE
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LOST PINES, LTD.                                                TX
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MCLEVEN 94 ASSOCIATES, LTD.                                     TX
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MERCURE INDUSTRIAL, L.P.                                        TX
----------------------------------------------------------------------------------------------------------------
MID-CONTINENT ACQUISITIONS, INC.                                DE
----------------------------------------------------------------------------------------------------------------
MW ACQUISITION, INC.                                            DE
----------------------------------------------------------------------------------------------------------------
NORTHWOOD GP, LTD.                                              TX
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NORTHWOOD PROPERTIES, LTD.                                      TX
----------------------------------------------------------------------------------------------------------------
NW CROSSROAD COMMONS, L.P.                                      TX
----------------------------------------------------------------------------------------------------------------
OKC REAL ESTATE INVESTMENTS, INC.                               DE
----------------------------------------------------------------------------------------------------------------
ORCAS CONSTRUCTION, INC.                                        DE   WA-RAINIER CONSTRUCTION INC.;  TRADE
                                                                     NAMES:  LEASE SUPPORT SERVICES, INC.;
                                                                     TRAMMELL CROW CONSTRUCTION COMPANY;
                                                                     TC CONSTRUCTION, INC.
----------------------------------------------------------------------------------------------------------------
OREGON OFFICE CONSTRUCTION COMPANY                              OR
----------------------------------------------------------------------------------------------------------------
PIERRE LACLEDE L.L.C.                                           DE
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PINNACLE REAL ESTATE GROUP, LLC                                 GA
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PRIMEWEST LLC,  a Trammell Crow Affiliated Company              AZ
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QUAIL PARTNERS 95, LTD.                                         TX
----------------------------------------------------------------------------------------------------------------
RILEY, PEARLMAN/CROW                                            CA
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SAN PEDRO CENTRAL TEXAS, LTD.                                   TX
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

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ENTITY NAME                                                    STATE DBA
----------------------------------------------------------------------------------------------------------------
SHEPHERD PLAZA ASSOCIATES L.P.                                  TX
----------------------------------------------------------------------------------------------------------------
SL-6 PARTNERS, LTD.                                             TX
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SMOKESTACK PARTNERS, INC.                                       DE
----------------------------------------------------------------------------------------------------------------
SPARK 94 ASSOCIATES, LTD.                                       TX
----------------------------------------------------------------------------------------------------------------
TC  ATLANTA, INC.                                               DE   GA-TRAMMELL CROW COMPANY
----------------------------------------------------------------------------------------------------------------
TC 301 CONGRESS, LTD.                                           TX
----------------------------------------------------------------------------------------------------------------
TC BOLINGBROOK, INC.                                            DE
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TC CAROLINAS, INC.                                              DE
----------------------------------------------------------------------------------------------------------------
TC CHICAGO BROKERAGE, INC.                                      DE   IL AND MN--TRAMMELL CROW COMPANY
----------------------------------------------------------------------------------------------------------------
TC CHICAGO, INC.                                                DE   IL-PIERCE DESIGN & CONSTRUCTION
----------------------------------------------------------------------------------------------------------------
TC DALLAS INDUSTRIAL, INC. f/k/a TRAMMELL CROW DALLAS
INDUSTRIAL, INC.                                                DE
----------------------------------------------------------------------------------------------------------------
TC DENVER, INC.                                                 DE
----------------------------------------------------------------------------------------------------------------
TC DETROIT, INC.                                                DE
----------------------------------------------------------------------------------------------------------------
TC HIGH RIDGE, L.L.C.                                           DE
----------------------------------------------------------------------------------------------------------------
TC HOUSTON, INC. f/k/a TRAMMELL CROW HOUSTON, INC.              DE   TX & HARRIS CTY-CONCEPT SERVICES
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TC INDIANAPOLIS, INC.                                           DE
----------------------------------------------------------------------------------------------------------------
TC KANSAS CITY, INC.                                            DE
----------------------------------------------------------------------------------------------------------------
TC KENTUCKY, INC.                                               DE
----------------------------------------------------------------------------------------------------------------
TC LONGMONT WAREHOUSE, LTD.                                     DE
----------------------------------------------------------------------------------------------------------------
TC LOUISIANA, INC.                                              DE
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TC MID-ATLANTIC, L.L.C.                                         VA
----------------------------------------------------------------------------------------------------------------
TC MIDATLANTIC, INC.                                            DE
----------------------------------------------------------------------------------------------------------------
TC MILWAUKEE, INC.                                              DE
----------------------------------------------------------------------------------------------------------------
TC NEW ENGLAND, INC.                                            DE   MA & NH-TRAMMELL CROW NEW ENGLAND, INC.
----------------------------------------------------------------------------------------------------------------
TC NEW MEXICO, INC.                                             DE   TX-TRAMMELL CROW NEW MEXICO, INC.
----------------------------------------------------------------------------------------------------------------
TC NORTHEAST METRO, INC.                                        DE
----------------------------------------------------------------------------------------------------------------
TC NORTHERN CALIFORNIA, INC.                                    DE
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

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ENTITY NAME                                                    STATE DBA
----------------------------------------------------------------------------------------------------------------
TC OKLAHOMA CITY, INC.                                          DE   TX-TRAMMELL CROW OKLAHOMA CITY, INC.
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TC PORTLAND, INC.                                               DE   OR-TRAMMELL CROW COMPANY
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TC RAVEN CONSTRUCTION COMPANY, INC.                             DE
----------------------------------------------------------------------------------------------------------------
TC RENO, INC.                                                   DE   NV-TRAMMELL CROW COMPANY
----------------------------------------------------------------------------------------------------------------
TC SEATTLE, INC.                                                DE   WA-TRAMMELL CROW SEATTLE, INC.
----------------------------------------------------------------------------------------------------------------
TC ST. LOUIS, INC.                                              DE
----------------------------------------------------------------------------------------------------------------
TC TENNESSEE, INC.                                              DE
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TC TULSA, INC.                                                  DE   OK-TRAMMELL CROW TULSA
----------------------------------------------------------------------------------------------------------------
TCC GENERAL AGENCY, INC.                                        TX
----------------------------------------------------------------------------------------------------------------
TCC NORTH FLORIDA DEVELOPMENT #1, INC.                          DE
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TCC RETAIL BTS LIMITED PARTNERSHIP                              TX
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TCC RISK SERVICES, INC.                                         DE
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TCC-BTS ALISO VIEGO, L.L.C.                                     DE
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TCC-BTS ANCHORAGE L.L.C.                                        DE
----------------------------------------------------------------------------------------------------------------
TCC-BTS CLEVELAND L.L.C                                         DE
----------------------------------------------------------------------------------------------------------------
TCC-BTS CLOVIS L.L.C.                                           DE
----------------------------------------------------------------------------------------------------------------
TCC-BTS DOVER L.L.C.                                            DE
----------------------------------------------------------------------------------------------------------------
TCC-BTS EDMOND L.L.C.                                           DE
----------------------------------------------------------------------------------------------------------------
TCC-BTS EDMOND-PET L.L.C.                                       DE
----------------------------------------------------------------------------------------------------------------
TCC-BTS ENCINO L.L.C.                                           DE
----------------------------------------------------------------------------------------------------------------
TCC-BTS EVANSTON I L.L.C.                                       DE
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TCC-BTS FAIRBANKS, L.L.C.                                       DE
----------------------------------------------------------------------------------------------------------------
TCC-BTS FLAGSTAFF L.L.C.                                        DE
----------------------------------------------------------------------------------------------------------------
TCC-BTS GERMANTOWN L.L.C.                                       DE
----------------------------------------------------------------------------------------------------------------
TCC-BTS GRANTS PASS, L.L.C.                                     DE
----------------------------------------------------------------------------------------------------------------
TCC-BTS INVESTORS, INC.                                         DE
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TCC-BTS MESA I L.L.C                                            AZ
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

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ENTITY NAME                                                    STATE DBA
----------------------------------------------------------------------------------------------------------------
TCC-BTS MISSION VIEJO L.L.C.                                    DE
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TCC-BTS OXNARD L.L.C.                                           DE
----------------------------------------------------------------------------------------------------------------
TCC-BTS SALINAS, L.L.C.                                         DE
----------------------------------------------------------------------------------------------------------------
TCC-BTS SAVANNAH L.L.C.                                         DE
----------------------------------------------------------------------------------------------------------------
TCC-BTS TIGARD I L.L.C.                                         DE
----------------------------------------------------------------------------------------------------------------
TCC-BTS TORRANCE L.L.C.                                         DE
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TCC-OCP II, LTD.                                                FL
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TCCT #2, INC.                                                   DE
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TCCT DEVELOPMENT #2, INC.                                       DE
----------------------------------------------------------------------------------------------------------------
TCCT DEVELOPMENT #3, INC.                                       DE
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TCCT DEVELOPMENT, INC.                                          DE
----------------------------------------------------------------------------------------------------------------
TCCT MANAGEMENT, INC.                                           DE
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TCCT REAL ESTATE, INC. f/k/a TRAMMELL CROW CENTRAL TEXAS, INC.  DE
----------------------------------------------------------------------------------------------------------------
TCCT SAN ANTONIO INVESTMENTS II, INC.                           DE
----------------------------------------------------------------------------------------------------------------
TCCT SAN ANTONIO INVESTMENTS, INC.                              DE
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TCCT SAN PEDRO GP, LTD.                                         TX
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TCCT-CROW CONSTRUCTION #1 LIMITED PARTNERSHIP                   TX
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TCCT-HENDERSON PASS ASSOCIATES LIMITED PARTNERSHIP              TX
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TCDFW #1, INC.                                                  DE
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TCDFW #2, INC.                                                  DE
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TCDFW, INC. f/k/a TRAMMELL CROW DALLAS/FORT WORTH, INC.         DE
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TCDFW-COLLINS CROSSING, LTD.                                    TX
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TCDI #2, INC.                                                   DE
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TCDI #3, INC.                                                   DE
----------------------------------------------------------------------------------------------------------------
TCDI #4, INC.                                                   DE
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TCH #1, INC.                                                    DE
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TCH #2, INC.                                                    DE
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

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ENTITY NAME                                                    STATE DBA
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TCMW DEVELOPMENT, INC.                                          DE
----------------------------------------------------------------------------------------------------------------
TCNE-202, INC.                                                  DE
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TCNE-GEBTS, INC.                                                DE
----------------------------------------------------------------------------------------------------------------
TCNE-HORIZON, INC., f/k/a TCNE-PHHBTS, INC.                     DE
----------------------------------------------------------------------------------------------------------------
TCNE-NEBC, INC.                                                 DE
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TCVG ASSOCIATES, LP                                             DE
----------------------------------------------------------------------------------------------------------------
TENN-STOR, INC.                                                 DE
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TRAMMELL CROW ASSET MANAGEMENT, INC.                            DE
----------------------------------------------------------------------------------------------------------------
TRAMMELL CROW BROKERAGE SERVICES, LTD.                          TX
----------------------------------------------------------------------------------------------------------------
TRAMMELL CROW BTS, INC.                                         DE
----------------------------------------------------------------------------------------------------------------
TRAMMELL CROW CAPITAL COMPANY                                   DE
----------------------------------------------------------------------------------------------------------------
TRAMMELL CROW CAPITAL COMPANY II, INC.                          DE
----------------------------------------------------------------------------------------------------------------
TRAMMELL CROW CENTRAL TEXAS, LTD.                               TX
----------------------------------------------------------------------------------------------------------------
TRAMMELL CROW COMPANY                                           TX
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TRAMMELL CROW COMPANY CONSTRUCTION SERVICES, INC.               DE
----------------------------------------------------------------------------------------------------------------
TRAMMELL CROW CONSTRUCTION-ATLANTA, INC.                        DE   GA COUNTIES OF CLAYTON, COBB, DEKALB,
                                                                     FULTON, GWINNETT, HENRY--RAVEN CONSTRUCTION
----------------------------------------------------------------------------------------------------------------
TRAMMELL CROW CORPORATE SERVICES, INC.                          DE
----------------------------------------------------------------------------------------------------------------
TRAMMELL CROW CUB INVESTMENT, L.L.C.                            CO
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TRAMMELL CROW DALLAS INDUSTRIAL DEVELOPMENT LIMITED PARTNERSHIP TX
----------------------------------------------------------------------------------------------------------------
TRAMMELL CROW DALLAS INDUSTRIAL DEVELOPMENT, INC.               DE   TX--TRAMMELL CROW DALLAS INDUSTRIAL
                                                                     DEVELOPMENT I, INC.
----------------------------------------------------------------------------------------------------------------
TRAMMELL CROW DALLAS INDUSTRIAL, LTD.                           TX
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TRAMMELL CROW DALLAS/FORT WORTH BTS #1 LIMITED PARTNERSHIP      TX
----------------------------------------------------------------------------------------------------------------
TRAMMELL CROW DALLAS/FORT WORTH BTS, INC.                       DE
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TRAMMELL CROW DALLAS/FORT WORTH REAL ESTATE, LTD.               TX
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TRAMMELL CROW DALLAS/FORT WORTH, LTD.                           TX
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TRAMMELL CROW DENVER, INC.                                      DE   CO--TRAMMELL CROW MANAGEMENT SERVICES CORP.
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

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ENTITY NAME                                                    STATE DBA
----------------------------------------------------------------------------------------------------------------
TRAMMELL CROW HOUSTON, LTD.                                     TX
----------------------------------------------------------------------------------------------------------------
TRAMMELL CROW INDIVIDUAL INVESTMENT FUND 1996, L. P.            DE
----------------------------------------------------------------------------------------------------------------
TRAMMELL CROW INVESTMENT FUND 1995 L.P.                         DE
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TRAMMELL CROW INVESTMENT FUND II, L.P.                          DE
----------------------------------------------------------------------------------------------------------------
TRAMMELL CROW INVESTMENTS II, INC.                              DE
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TRAMMELL CROW INVESTMENTS, INC.                                 DE   TX--TRAMMELL CROW INVESTMENTS #1, INC.
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TRAMMELL CROW MESA BTS, INC.                                    DE
----------------------------------------------------------------------------------------------------------------
TRAMMELL CROW MEXICO, INC.                                      DE
----------------------------------------------------------------------------------------------------------------
TRAMMELL CROW MW, INC.                                          DE
----------------------------------------------------------------------------------------------------------------
TRAMMELL CROW NATIONAL RETAIL, INC.                             DE
----------------------------------------------------------------------------------------------------------------
TRAMMELL CROW NE, INC.                                          DE
----------------------------------------------------------------------------------------------------------------
TRAMMELL CROW NORTHWEST PROPERTIES #2, INC.                     DE
----------------------------------------------------------------------------------------------------------------
TRAMMELL CROW NORTHWEST PROPERTIES, INC.                        DE
----------------------------------------------------------------------------------------------------------------
TRAMMELL CROW NW CROSSROADS, INC.                               DE
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TRAMMELL CROW NW, INC.                                          DE
----------------------------------------------------------------------------------------------------------------
TRAMMELL CROW REAL ESTATE SERVICES, INC.                        DC
----------------------------------------------------------------------------------------------------------------
TRAMMELL CROW REALTY SERVICES, INC.                             DE
----------------------------------------------------------------------------------------------------------------
TRAMMELL CROW REALTY-ATLANTA, INC.                              DE
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TRAMMELL CROW RETAIL SERVICES, INC.                             DE
----------------------------------------------------------------------------------------------------------------
TRAMMELL CROW RNM, INC.                                         DE
----------------------------------------------------------------------------------------------------------------
TRAMMELL CROW ROCKY MOUNTAIN, INC.                              DE
----------------------------------------------------------------------------------------------------------------
TRAMMELL CROW SE, INC.                                          DE
----------------------------------------------------------------------------------------------------------------
TRAMMELL CROW SO. CAL. PROPERTIES, INC.                         DE
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TRAMMELL CROW SOCAL RETAIL II, INC.                             DE
----------------------------------------------------------------------------------------------------------------
TRAMMELL CROW SO. CAL. RETAIL, INC.                             DE
----------------------------------------------------------------------------------------------------------------
TRAMMELL CROW SO. CAL., INC.                                    DE   CA COUNTIES OF LOS ANGELES, ORANGE,
                                                                     RIVERSIDE, SAN BERNARDINO, SAN DIEGO,
                                                                     VENTURA--TRAMMELL CROW COMPANY
----------------------------------------------------------------------------------------------------------------
TRAMMELL CROW-OKC REALTY CORPORATION                            TX
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

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ENTITY NAME                                                    STATE DBA
----------------------------------------------------------------------------------------------------------------
UPTOWN JOINT VENTURE                                            TX
----------------------------------------------------------------------------------------------------------------
WATERVIEW PARKWAY, L.P.                                         TX
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WILLOWBROOK TOWN CENTER ASSOCIATES, L. P.                       IL
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YORKTOWN G.P., INC.                                             TX
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YORKTOWN RETAIL, LTD.                                           TX
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